INCOME TAXES - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Loss carryforwards	$ 9,131	$ 9,483
Tax credits	891	587
Interest limitation carryforwards	0	79
Accrued expenses	716	512
Share-based compensation	106	87
Fixed assets and intangibles	176	105
Other	164	168
Total deferred tax assets, gross	11,184	11,021
Valuation allowance	(11,184)	(11,021)
Total deferred tax assets, net	$ 0	$ 0